SERIES 1B PREFERRED STOCK	6 Months Ended
Jun. 30, 2023
Series 1b Preferred Stock
SERIES 1B PREFERRED STOCK

NOTE 13. SERIES 1B PREFERRED STOCK

On June 29, 2023, the Company entered into the Series 1B SPA with Accredited Investors for the private placement of 900 shares of Series 1B Preferred Stock for $900,000 gross proceeds.

The Series 1B Preferred Stock ranks senior to the common stock with respect to dividends and rights upon liquidation. Holders of the Series 1B Preferred Stock do not have voting rights and are not entitled to any fixed rate of dividends; however, if the Company pays a dividend or otherwise makes a distribution or distributions payable on shares of common stock, then the Company will make a dividend or distribution to the holders of the Series 1B Preferred Stock in such amounts as each share of Series 1B Preferred Stock would have been entitled to receive if such share of Series 1B Preferred Stock was converted into shares of common stock at the time of payment of the stock dividend or distribution.

There is no scheduled or mandatory redemption for the Series 1B Preferred Stock and there is no redemption for the Series 1B Preferred Stock exercisable (i) at the option of the Investor, or (ii) at the option of the Company.

Upon our liquidation, dissolution or winding up, holders of Series 1B Preferred Stock will be entitled to be paid out of our assets, prior to the holders of our common stock, an amount equal to $1,000 per share plus any accrued but unpaid dividends (if any) thereon.

Shares of the Series 1B Preferred Stock are convertible at the option of the holder into common stock at an initial conversion price of equal to $0.14 per share. The conversion price for the Series 1B Preferred Stock is subject to adjustment on the earliest of the date that (a) a resale registration statement relating to the shares of common stock underlying the Series 1B Preferred Stock has been declared effective by the SEC, (b) all of such underlying shares of common stock have been sold pursuant to SEC Rule 144 or may be sold pursuant to SEC Rule 144 without volume or manner-of-sale restrictions, (c) the one year anniversary of the closing provided that a holder of such underlying shares is not an affiliate of the Company or (d) all of such underlying shares may be sold pursuant to an exemption from registration under Section 4(a)(1) of the Securities Act without volume or manner-of-sale restrictions (such earliest date, the “Reset Date”).

On the Reset Date, the conversion price shall be equal to the lower of (i) $0.14 and (ii) 90% of the lowest VWAP for the Company’s common stock out of the 10 trading days commencing 5 trading days immediately prior to the Reset Date, provided that the conversion price may not be adjusted to less than $0.05 per share.

Holders of the Series 1B Preferred Stock (together with its affiliates) may not convert any portion of such Investor’s Series 1B Preferred Stock to the extent that the holder would beneficially own more than 4.99% of the Company’s outstanding shares of common stock after conversion, except that upon at least 61 days’ prior notice from the holders to the Company, the holder may increase the maximum amount of its beneficial ownership of outstanding shares of the Company’s Common Stock after converting the holder’s Series 1B Preferred Stock up to 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the conversion, as such percentage ownership is determined in accordance with the terms of the Series 1B Preferred Stock.